UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 13, 2021

SIGMATRON INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23248	36-3918470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2201 Landmeier Road, Elk Grove Village, Illinois 60007
(Address of Principal Executive Offices) (Zip Code)

(847) 956-8000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 par value per share	SGMA	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.02. Termination of a Material Definitive Agreement.

            As previously reported in the Current Report on Form 8-K filed by SigmaTron International, Inc. (the “Company”) on April 24, 2020, on April 23, 2020, the Company received an unsecured loan in the principal amount of $6,282,973 (the “Loan”) under the Small Business Administration Paycheck Protection Program (the “PPP”) under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”).  The Loan was evidenced by the U.S. Bank SBA Payroll Protection Loan agreement (the “Agreement”) with a note dated April 23, 2020, made in favor of U.S. Bank National Association.

Under the terms of the Agreement, interest accrued on the unpaid principal balance at the rate of 1.00% per year.  The note constituting a part of the Agreement had a term of two years, although the first payment was deferred for the first seven months.  The Agreement also contained loan forgiveness provisions if certain conditions were met, including the use of the loan proceeds for eligible expenses, which may result in all or a portion of the principal of the Loan being forgiven and reduced and the Loan being re-amortized following the deferral period for the Loan.  The note under the Agreement was prepayable in part or in full, at any time, without penalty.

On July 9, 2021, the Company received notification from the Small Business Administration that the Small Business Administration approved the Company’s Loan forgiveness application for the entire Loan balance plus accrued interest.  The accounting for the forgiveness will be reflected in the Company’s first quarter financial statements for fiscal year 2022.

Item 8.01. Other Events.

            On July 13, 2021, the Company issued a press release relating to the forgiveness of the Loan under the PPP.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

            (d)       Exhibits

Exhibit No.                Description__________________________________________________

Exhibit 99.1                SigmaTron International, Inc. press release dated July 13, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMATRON INTERNATIONAL, INC.

Date: July 13, 2021	By:	/s/ Gary R. Fairhead
Gary R. Fairhead
President and Chief Executive Officer